ASSIGNMENT AND ASSUMPTION AND AMENDMENT OF CONTRACT

THIS ASSIGNMENT AND ASSUMPTION AND AMENDMENT OF CONTRACT AGREEMENT (this “Agreement”) is made and as of [                      ], 2019 (the “Effective Date”), by and between TARONIS TECHNOLOGIES, INC., a Delaware corporation (“Assignor”), and TARONIS FUELS, INC., a Delaware corporation (“Assignee”) and [                      ] (“                      ”).

RECITALS:

WHEREAS, Assignor and [                      ] are parties to that certain [                      ] Agreement effective as of [                      ], 2019 (“Contract”). The original Contract is attached hereto as Exhibit A.

WHEREAS, Assignor has agreed to assign its interest, rights, responsibilities and obligations under the Contract to the Assignee and Assignee has agreed to assume and perform all of the obligations under the Contract and employ the [                      ] on the terms and conditions set forth in the Contract or as otherwise amended by this Agreement, on the Effective Date hereof.

WHEREAS, the [                      ] has consented to the assignment in accordance with provisions set forth in the Contract and by his signature below agrees to the Contract amendments set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1. Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in, to and under the Contract. Assignee hereby accepts such assignment and assumes all of the Assignor’s obligations under the Contract arising prior to, on or after the Effective Date (“Assigned Contract”). [                      ] agrees that Assignor shall be released from the obligations under the Assigned Contract first arising after the Effective Date. In no event will Assignor be released from any Contract obligations or liability under the Contract that arose or accrued on or before the Effective Date.

2. Assignee agrees to indemnify Assignor and hold Assignor harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including, but not limited to, reasonable attorneys’ fees and expenses) asserted against or incurred by Assignor by reason of or arising out of any failure by Assignee to perform or observe the obligations, covenants, terms and conditions under the Contract from and after the Effective Date.

3. Assignor agrees to indemnify Assignee and hold Assignee harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including, but not limited to, reasonable attorneys’ fees and expenses) asserted against or incurred by Assignee by reason of or arising out of any failure by Assignor to perform or observe the obligations, covenants, terms and conditions under the Contract prior to the Effective Date.

4. Assignor hereby represents, warrants and agrees that to the knowledge of Assignor, there exists no breach, default or event of default by [                      ] under the Contract, as amended hereby, or any event or condition which, with notice or passage of time or both, would constitute a breach, default or event of default by [                      ] under the Contract.

5. [                      ] represents to his actual knowledge as of the Effective Date that there exists no breach, default or event of default by Assignor under the Contract, as amended hereby, or any event or condition which, with notice or passage of time or both, would constitute a breach, default or event of default by Assignor under the Contract.

6. Amendments to Contract. The Contract is hereby amended as follows:

6.1. [INSERT]

7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of [                      ]. This Agreement may be executed in any number of counterparts and by each party on separate counterparts, and all such counterparts shall constitute one and the same instrument. The above recitals are true and correct and constitute part of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

ASSIGNOR:

TARONIS TECHNOLOGIES, INC.

By:
Name:
Title:	Authorized Signatory

ASSIGNEE:

TARONIS FUELS, INC.

By:
Name:
Title:	Authorized Signatory

[ ]:

By:
Name:
Title:	Authorized Signatory

[Signature Page to Assignment and Assumption and Amendment of Contract Agreement]

Exhibit A

Contract